Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this annual report of Call Now, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Thomas R Johnson, Chief Executive Officer and Chief Financial Officer of Call Now, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
March 24, 2006
 /s/ Thomas R. Johnson
Thomas R. Johnson
Chief Executive Officer and
Chief Financial Officer